Cash and Cash Equivalents and Short-term Investments	12 Months Ended
Dec. 31, 2016
Cash, Cash Equivalents, and Short-term Investments [Abstract]
Cash and Cash Equivalents and Short-term Investments
Cash and Cash Equivalents and Short-term Investments
Cash and cash equivalents at December 31, 2016 include deposits with financial institutions that have good credit ratings of EUR 100.0 million (2015: EUR 1,423.0 million), investments in money market funds that invest in debt securities of financial institutions that have good credit ratings and governments of EUR 2,152.0 million (2015: EUR 659.3 million) and interest-bearing bank accounts of EUR 654.9 million (2015: EUR 376.4 million). Our cash and cash equivalents are predominantly denominated in euros and partly in US dollars and Taiwanese dollars.
Cash and cash equivalents have insignificant interest rate risk and remaining maturities of three months or less at the date of acquisition. Except for an amount of EUR 5.4 million (2015: EUR 5.3 million), no restrictions on usage of cash and cash equivalents exist. The carrying amount of these assets approximates their fair value.
Short-term investments have insignificant interest rate risk and remaining maturities longer than three months but less than one year at the date of acquisition.
Short-term investments consist of the following:

As of December 31, 2016
(in thousands)	Cost basis	Unrealized Gains	Unrealized Losses	Recorded Basis

Deposits	1,150,000	—	—	1,150,000
Total	1,150,000	—	—	1,150,000

As of December 31, 2015
(in thousands)	Cost basis	Unrealized Gains	Unrealized Losses	Recorded Basis

Deposits	950,000	—	—	950,000
Total	950,000	—	—	950,000